                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                FORM 8-K/A NO. 1

 Current report pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                    of 1934

                               __________________

                         Commission File Number 1-13102

       Date of Report (date of earliest event reported): NOVEMBER 6, 1998


                      FIRST INDUSTRIAL REALTY TRUST, INC.
             (Exact name of Registrant as specified in its Charter)



           MARYLAND                                              36-3935116
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)



            311 S. WACKER DRIVE, SUITE 4000, CHICAGO, ILLINOIS 60606
                    (Address of principal executive offices)


                                 (312) 344-4300
              (Registrant's telephone number, including area code)

                              ITEM 5. OTHER EVENTS

     Since the filing of First Industrial Realty Trust, Inc. and its Subsidiaries' (the "Company") Form 8-K dated April 6, 1998, as amended by the report on Form 8-K/A No. 1 filed June 16, 1998, the Company acquired 72 industrial properties from unrelated parties and two industrial properties from related parties during the period April 17, 1998 through November 6, 1998. The combined purchase price of the 74 industrial properties acquired totaled approximately $109.2 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties. The 74 industrial properties acquired are described below and were funded with either or a combination of working capital, the issuance of limited partnership units in First Industrial, L.P. (the "Units"), the assumption of secured debt, borrowings under the Company's $300 million unsecured revolving credit facility and the issuance of other unsecured debt. The Company will operate the facilities as industrial rental property.

     On September 28, 1998, the Company, through a limited liability company in which First Industrial, L.P. (the "Operating Partnership") is the sole member, entered into a joint venture arrangement (the "September 1998 Joint Venture") with an institutional investor to invest in industrial properties. The Company, through two limited liability companies in which the Operating Partnership is the sole member, will own a 10% equity interest in the September 1998 Joint Venture and will provide property and asset management services to the September 1998 Joint Venture. The September 1998 Joint Venture acquired 104 industrial properties from unrelated parties and seven industrial properties from the Operating Partnership during the period October 9, 1998 through November 6, 1998. The combined purchase price of the 111 industrial properties acquired totaled approximately $171.0 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties. The 111 industrial properties acquired by the September 1998 Joint Venture are described below and were funded with cash capital contributions made by the partners of the September 1998 Joint Venture and the assumption and issuance of secured debt. The September 1998 Joint Venture will operate these facilities as industrial rental property.


PROPERTIES ACQUIRED BY THE COMPANY:

* On May 19, 1998, the Company purchased a 56,400 square foot light industrial property located in Arlington Heights, Illinois. The purchase price for the property was approximately $1.7 million. The property was purchased from Dynasty Property Group, an Illinois general partnership.

* On May 21, 1998, the Company purchased five light industrial properties and four research and development/flex properties totaling 135,662 square feet located in St. Petersburg, Florida. The aggregate purchase price for these properties was approximately $7.3 million. The properties were purchased from Gandy/275 Associates, a Florida general partnership.

* On June 10, 1998, the Company purchased an 88,000 square foot regional warehouse property located in Des Moines, Iowa for approximately $1.9 million. The property was purchased from Jared R. Johnson and Elaine E. Johnson.

* On June 23, 1998, the Company purchased a 292,471 square foot light industrial property located in Denver, Colorado from a firm in which an officer of the Company owned a 12.08% interest. The purchase price for the property was approximately $12.2 million which was funded with $8.1 million in cash and the issuance of 132,109 Units valued at $4.1 million. The property was purchased from Pacifica Bryant Warehouse, LLC, a Colorado limited liability company. Rental history had not commenced as of the date of purchase.

* On June 30, 1998, the Company purchased an 84,760 square foot light industrial property located in Skokie, Illinois. The purchase price for the property was approximately $2.6 million. The property was purchased from 3 Com Corporation. This property was owner occupied prior to the date of purchase.

* On July 7, 1998, the Company purchased one light industrial property, one bulk warehouse property and one regional warehouse property totaling 347,056 square feet located in Conyers, Georgia. The aggregate purchase price for these properties was approximately $9.9 million. The properties were purchased from Robert Pattillo Properties, Inc., a Georgia corporation.

* On July 16, 1998, the Company purchased a 44,427 square foot research and development/flex property located in Tampa, Florida from a firm in which an officer and an employee of the Company owned a 77.5% interest. The purchase price for the property was approximately $3.2 million which was funded with $.6 million in cash, the assumption of $2.6 million of debt and the issuance 1,190 Units valued at $0.03 million. The property was purchased from TK-SV, Ltd.

* On August 14, 1998, the Company purchased two light industrial properties totaling 87,462 square feet located in Phoenix, Arizona. The aggregate purchase price for these properties was approximately $5.0 million. The properties were purchased from Orsett/40th Street and I & 10 Limited Partnership. Rental history commenced on September 1, 1997.

* On August 18, 1998, the Company purchased a 50,338 square foot light industrial property located in Port Washington, New York. The purchase price for the property was approximately $2.5 million. The property was purchased from Seaview Harbor Associates.

* On August 31, 1998, the Company purchased 34 light industrial properties and two research and development/flex properties totaling 856,516 square feet located in Portland, Oregon. The aggregate purchase price for these properties was approximately $44.5 million which was funded with $28.5 million in cash, the assumption of $2.3 million in debt and the issuance of 455,483 Units valued at $13.7 million. The properties were purchased from D.W. Sivers Company, Sivers Investment Partnership, Dennis W. Sivers, Sivers Family Real Property, L.L.C. and Wendell C. Sivers Marital Trust.

* On September 30, 1998, the Company purchased two light industrial properties totaling 50,900 square feet located in Aston, Pennsylvania. The aggregate purchase price for these properties was approximately $2.1 million. The properties were purchased from Richard C. DeSantis and Paul
     C. Steelman, individually and as co-partners t/a Richard DeSantis
     Developers.

* On September 30, 1998, the Company purchased a 121,400 square foot bulk warehouse property located in Lavergne, Tennessee. The purchase price for the property was approximately $1.5 million. The property was purchased from AMTROL, Inc., a Rhode Island corporation. Rental history had not commenced as of the date of purchase.

* On October 13, 1998, the Company purchased a 41,800 square foot bulk warehouse property located in Romulus, Michigan. The purchase price for the property was approximately $1.3 million. The property was purchased from Airborne Express Corporation. This property was owner occupied prior to the date of purchase.

* On October 21, 1998, the Company purchased a 52,329 square foot light industrial property located in Hauppauge, New York. The purchase price for the property was approximately $2.3 million which was funded with $2.3 million in cash and the issuance of 1,650 Units valued at $.04 million.
     The property was purchased from 275 Corpark Associates Company, a New York partnership.

* On October 30, 1998, the Company purchased a 20,000 square foot light industrial property located in Dayton, Ohio. The purchase price for the property was approximately $0.7 million which was funded with $.3 million in cash and the issuance of 13,704 Units valued at $.4 million. The property was purchased from Trottwood Industrial Park, an Ohio general partnership.

* On November 5, 1998, the Company purchased nine light industrial properties and three research and development/flex properties totaling 291,168 square feet located in Richland Hills, Texas. The aggregate purchase price for these properties was approximately $10.5 million which was funded with $7.7 million in cash, the assumption of $1.3 million in debt and the issuance of 60,000 Units valued at $1.5 million. The properties were purchased from Priscilla Ann Hodges, Leland A. Hodges, III, Margery Lynn Hodges Berry and Four Star Investments, Inc.

PROPERTIES ACQUIRED BY THE SEPTEMBER 1998 JOINT VENTURE:

* On October 9, 1998, the September 1998 Joint Venture purchased 61 industrial properties totaling 2,856,388 square feet. Of the 61 industrial properties purchased, 47 properties are located in Houston, Texas; three properties are located in McAllen, Texas; two properties are located in Indianapolis, Indiana; two properties are located in Irving, Texas; two properties are located in Nashville, Tennessee; one property is located in Tampa, Florida; one property is located in Milwaukee, Wisconsin; one property is located in Bolingbrook, Illinois; one property is located in Des Plaines, Illinois; and one property is located in Romulus, Michigan. The aggregate purchase price for these properties was approximately $94.8 million. Fifty-nine of the 61 industrial properties were purchased from Investors Equity Fund, Inc./162516 Canada, Inc.; Investors Equity Fund, Inc./168065 Canada, Inc.; Investors Equity Fund, Inc./167098 Canada, Inc.; Investors Equity Fund, Inc.; KIRKWOOD Tech Associates, Ltd.; Greenbriar
     III Associates, Ltd.; Jameel Warehouses, Inc.; Rockley Road Properties, Inc.; AXXA, L.L.C.; 34th Street Building, Ltd.; Pinemont-Hempstead Associates I, Ltd.; Pinemont-Hempstead Associates II, Ltd.; 11421 Todd
     Road Limited Partnership; East Warehouse, L.L.C.; Houston Industrial Warehouses, L.L.C.; Industrial Partners, L.L.C.; TMC Properties, L.L.C., a New Jersey limited liability company; Merit 1995 Industrial Portfolio Limited Partnership, a Texas limited partnership; Guion Road Associates, Inc.; Southwest Centre, a Texas general partnership; MMC Capital Corp.;
     BVT Acorn Distribution Center, Ltd., a Tennessee limited partnership; APPC Metroplex Investors 1984, Ltd., L.P.; and Stair Realty, a Florida joint venture. Two of the 61 industrial properties were purchased from First Industrial, L.P.

* On October 23, 1998, the September 1998 Joint Venture acquired six industrial properties totaling 859,136 square feet. Of the six industrial properties purchased, three properties are located in Wichita, Kansas; one property is located in Addison, Illinois; one property is located in Aston, Pennsylvania; and one property is located in Louisville, Kentucky. The aggregate purchase price for these properties was approximately $20.0 million. The properties were purchased from Realco Investments; A.S. Industrial Properties; Aston Investments; and Starker Services, Inc.

* On November 6, 1998, the September 1998 Joint Venture purchased 44 industrial properties totaling 1,442,842 square feet. Of the 44 industrial properties purchased, 26 properties are located in Fort Worth, Texas; ten properties are located in McAllen, Texas; five properties are located in Ann Arbor, Michigan; one property in Clearwater, Florida; one property is located in Deer Park, New York; and one property is located in Cherry Hills, New Jersey. The aggregate purchase price for these properties was approximately $56.2 million. Thirty-nine of the 44 industrial properties were purchased from Midway Brazos Partners, Ltd., O.P. Leonard. Jr.; Louise Leonard Keffler; Leonard Properties, et al; Virginia Leonard Marital Trust; BMP Joint Venture, a Texas joint venture; 1016 Partnership, a Texas general partnership; Sally Elaine Wilson, individually, as Independent Executor of the Estate of Darrell L. Wilson (deceased) and as Testamentary Trustee under the Last Will and Testament of Darrell L. Wilson (deceased) and Phillip Hunke; Corridor Commercial Center Associates, a Florida general partnership; Wilson Partnership, a Texas general partnership; Gilbert King and Kenneth Katzman, as Executors under the Last Will and Testament of Jerome Krinsky; and C.H.O.C.K. Associates, a New Jersey general partnership. Five of the 44 industrial properties were purchased from First Industrial, L.P.

                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Financial Statements:

                  Combined Historical Statements of Revenues and Certain Expenses for the 1998 Acquisition B Properties - Unaudited.

                  Combined Historical Statements of Revenues and Certain Expenses for the 1998 Acquisition II Properties and Notes thereto with Independent Accountant's report dated December 31, 1998.


     (b)   Pro Forma Financial Information:

                  Pro Forma Balance Sheet as of September 30, 1998.

                  Pro Forma Statement of Operations for the Nine Months Ended September 30, 1998.

                  Pro Forma Statement of Operations for the Year Ended December 31, 1997.


     (c)   Exhibits.


     Exhibits Number            Description
     ---------------            -----------
            23                  Consent of PricewaterhouseCoopers LLP,
                                Independent Accountants

                         INDEX TO FINANCIAL STATEMENTS
                         -----------------------------

                                                                                                  PAGE
                                                                                                  ----
1998 ACQUISITION B PROPERTIES
-----------------------------
     Combined Historical Statements of Revenues and Certain Expenses for the
     1998 Acquisition B Properties for the Nine Months Ended September 30, 1998
     and the Year Ended December 31, 1997- Unaudited...........................                    6

1998 ACQUISITION II PROPERTIES
------------------------------

     Report of Independent Accountants.........................................                    7

     Combined Historical Statements of Revenues and Certain Expenses for the
     1998 Acquisition II Properties for the Nine Months Ended September 30, 1998
     (Unaudited) and for the Year Ended December 31, 1997......................                    8

     Notes to Combined Historical Statements of Revenues and Certain Expenses..                   9-10

PRO FORMA FINANCIAL INFORMATION
-------------------------------

Pro Forma Balance Sheet as of September 30, 1998..............................                    11

Pro Forma Statement of Operations for the Nine Months Ended September 30, 1998                   12-13

Notes to Pro Forma Financial Statements.......................................                   14-17

Pro Forma Statement of Operations for the Year Ended December 31, 1997........                   18-19

Notes to Pro Forma Financial Statement........................................                   20-24

                         1998 ACQUISITION B PROPERTIES
        COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


     The Combined Historical Statements of Revenues and Certain Expenses as shown below, present the summarized results of operations of 22 of 74 industrial properties acquired (of which 72 properties were acquired from unrelated parties and two properties were acquired from related parties) during the period April 17, 1998 through November 6, 1998 (the "1998 Acquisition B Properties") by First Industrial Realty Trust, Inc. (together with its Subsidiaries, the "Company"). The Combined Historical Statement of Revenues and Certain Expenses for the Nine Months Ended September 30, 1998 includes operations only for the periods for which the properties were not owned by the Company. These statements are exclusive of 48 properties (the "1998 Acquisition II Properties") acquired by the Company which have been audited and are included elsewhere in this Form 8-K/A No. 1, two properties occupied by the previous owner prior to acquisition and two properties in which rental history had not commenced prior to the date of purchase.

     The 1998 Acquisition B Properties were acquired for an aggregate purchase price of approximately $36.6 million and have an aggregate gross leaseable area of 932,574 square feet. A description of each property is included in Item 5.


                                                   FOR THE NINE                FOR THE
                                                   MONTHS ENDED               YEAR ENDED
                                                SEPTEMBER 30, 1998        DECEMBER 31, 1997
                                                   (UNAUDITED)               (UNAUDITED)
                                              ----------------------    ---------------------
Revenues:
 Rental Income.............................   $             2,075       $             3,622
 Tenant Recoveries and Other Income........                   485                       915
                                              -------------------       -------------------

   Total Revenues..........................                 2,560                     4,537
                                              -------------------       -------------------


Expenses:
 Real Estate Taxes.........................                   397                       706
 Repairs and Maintenance...................                   132                       252
 Property Management.......................                    85                       149
 Utilities.................................                    24                        41
 Insurance.................................                    29                        55
 Other.....................................                    13                        22
                                              -------------------       -------------------
   Total Expenses..........................                   680                     1,225
                                              -------------------       -------------------

Revenues in Excess of Certain Expenses......  $             1,880       $             3,312
                                              ===================       ===================


                       REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors of
   First Industrial Realty Trust, Inc.


     We have audited the accompanying combined historical statement of revenues and certain expenses of the 1998 Acquisition II Properties as described in Note 1 for the year ended December 31, 1997. This financial statement is the responsibility of the 1998 Acquisition II Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined historical statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A No. 1 dated November 6, 1998 of First Industrial Realty Trust, Inc. and is not intended to be a complete presentation of the 1998 Acquisition II Properties' revenues and expenses.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the 1998 Acquisition II Properties for the year ended December 31, 1997 in conformity with generally accepted accounting principles.








                                           PRICEWATERHOUSECOOPERS  LLP
Chicago, Illinois
December 31, 1998

                         1998 ACQUISITION II PROPERTIES
        COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)



                                                             FOR THE NINE
                                                             MONTHS ENDED                FOR THE
                                                          SEPTEMBER 30, 1998           YEAR ENDED
                                                              (UNAUDITED)           DECEMBER 31, 1997
                                                        ----------------------    ---------------------
Revenues:
 Rental Income......................................    $              3,524      $             5,782
 Tenant Recoveries and Other Income.................                     305                      606
                                                        ----------------------    ---------------------
   Total Revenues...................................                   3,829                    6,388
                                                        ----------------------    ---------------------

Expenses:
 Real Estate Taxes..................................                     420                      682
 Repairs and Maintenance............................                     107                      189
 Property Management................................                      67                       83
 Utilities..........................................                      44                       89
 Insurance..........................................                      42                       51
 Other..............................................                      23                       30
                                                        ----------------------    ---------------------
   Total Expenses...................................                     703                    1,124
                                                        ----------------------    ---------------------

Revenues in Excess of Certain Expenses..............    $              3,126      $             5,264
                                                        ======================    =====================







    The accompanying notes are an integral part of the financial statements.

                         1998 ACQUISITION II PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


1.   BASIS OF PRESENTATION.

     The Combined Historical Statements of Revenues and Certain Expenses (the "Statements") combined the results of operations of 48 industrial properties acquired by First Industrial Realty Trust, Inc. and its Subsidiaries (the "Company") during the period April 17, 1998 through November 6, 1998 (the "1998 Acquisition II Properties").

     The 1998 Acquisition II Properties were acquired for an aggregate purchase price of approximately $55.0 million.

                                           SQUARE
                          # OF              FEET                DATE             DATE RENTAL
METROPOLITAN AREA      PROPERTIES       (UNAUDITED)           ACQUIRED        HISTORY COMMENCED
-----------------     ------------   -----------------       ----------       -----------------
Portland, Oregon           36             856,516          August 31, 1998      January 1, 1997
Richland Hills, Texas      12             291,168         November 5, 1998      January 1, 1997
                      ------------   -----------------
                           48           1,147,684
                      ============   =================

     The unaudited Combined Historical Statement of Revenues and Certain Expenses for the nine months ended September 30, 1998 includes the operations only for those periods for which the properties were not owned by the Company and reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

     The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 1998 Acquisition II Properties that may not be comparable to the expenses expected to be incurred in their proposed future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

     In order to conform with generally accepted accounting principles, management, in preparation of the Statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.


Revenue and Expense Recognition

     The Statements have been prepared on the accrual basis of accounting.

     Rental income is recorded when due from tenants based upon lease terms. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

                         1998 ACQUISITION II PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


3.   FUTURE RENTAL REVENUES

     The 1998 Acquisition II Properties are leased to tenants under net, semi-net and gross operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 1997 are approximately as follows:



                                                 1998
                                             Acquisition II
                                               Properties
                                            ----------------
                     1998                   $     4,763
                     1999                         4,167
                     2000                         3,162
                     2001                         2,491
                     2002                         1,884
                     Thereafter                   5,128
                                            ----------------
                     Total                  $    21,595
                                            ================

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                            PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998
                   (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                            September
                                               First           1998            1998            1998
                                             Industrial     Acquisition     Acquisition   Joint Venture                   First
                                            Realty Trust,      B(1)            II(1)          Sale                      Industrial
                                                 Inc.       Properties      Properties      Properties     Pro Forma   Realty Trust,
                                            (Historical)    (Historical)   (Historical)    (Historical)   Adjustments       Inc.
                                             Note 2 (a)      Note 2 (b)     Note 2 (c)      Note 2 (d)     Note 2 (e)     Pro Forma
                                            ------------    ------------   -----------     ------------   -----------  -------------
ASSETS
 Assets:
  Investment in Real Estate:
    Land.................................... $  408,951       $   641       $   1,586       $  (5,085)    $     ---    $  406,093
    Buildings and Improvements..............  2,159,667         3,634           8,986         (28,812)          ---     2,143,475
    Furniture, Fixtures and Equipment.......      1,437           ---             ---             ---           ---         1,437
    Construction in Progress................     22,777           ---             ---             ---           ---        22,777
    Less: Accumulated Depreciation..........   (161,423)          ---             ---             ---           ---      (161,423)
                                             ----------       -------       ---------       ---------     ---------    ----------
       Net Investment in Real Estate........  2,431,409         4,275          10,572         (33,897)          ---     2,412,359

  Investment in Joint Venture...............        ---           ---             ---             ---         3,420         3,420
  Cash and Cash Equivalents.................      5,612        (3,894)         (7,698)         33,897       (27,917)          ---
  Restricted Cash...........................      5,254           ---             ---             ---           ---         5,254
  Tenant Accounts Receivable, Net...........     10,480           ---             ---             ---           ---        10,480
  Deferred Rent Receivable..................     13,005           ---             ---             ---           ---        13,005
  Deferred Financing Costs, Net.............     12,279           ---             ---             ---           ---        12,279
  Prepaid Expenses and Other Assets, Net....     85,217           ---             ---             ---           ---        85,217
                                             ----------       -------       ---------       ---------     ---------    ----------
       Total Assets......................... $2,563,256       $   381       $   2,874       $     ---     $ (24,497)   $2,542,014
                                             ==========       =======       =========       =========     =========    ==========
LIABILITIES AND
   STOCKHOLDERS' EQUITY
  Liabilities:
    Mortgage Loans Payable.................. $  107,676       $   ---       $   1,348       $     ---     $     ---    $  109,024
    Senior Unsecured Debt, Net..............    948,572           ---             ---             ---           ---       948,572
    Acquisition Facilities Payable..........    128,800           ---             ---             ---       (24,497)      104,303
    Accounts Payable and Accrued Expenses...     68,390           ---             ---             ---           ---        68,390
    Rents Received in Advance and  Security
      Deposits..............................     19,820           ---             ---             ---           ---        19,820
    Dividends/Distributions Payable.........     23,735           ---             ---             ---           ---        23,735
                                             ----------       -------       ---------       ---------     ---------    ----------
       Total Liabilities....................  1,296,993           ---           1,348             ---       (24,497)    1,273,844
                                             ----------       -------       ---------       ---------     ---------    ----------

  Minority Interest.........................    191,682           381           1,526             ---           ---       193,589
  Commitments and Contingencies.............        ---           ---             ---             ---           ---           ---
  Stockholders Equity:
  Preferred Stock ($.01 par value,
    10,000,000 shares authorized, 1,650,000,
    40,000, 20,000, 50,000 and 30,000 shares
    of Series A,B,C,D and E Cumulative
    Preferred Stock, respectively, issued
    and outstanding at September 30, 1998
    having a liquidation preference of
    $25 per share ($41,250), $2,500 per share
    ($100,000), $2,500 per share ($50,000),
    $2,500 per share ($125,000) and $2,500
    per share ($75,000),respectively) ......         18           ---             ---             ---           ---            18
  Common Stock ($.01 par value, 100,000,000
  shares authorized, 37,922,954 shares issued
  and outstanding at September 30, 1998)...         379           ---             ---             ---           ---           379
  Additional Paid-in-Capital...............   1,171,675           ---             ---             ---           ---     1,171,675
  Distributions in Excess of Accumulated
    Earnings...............................     (92,726)          ---             ---             ---           ---       (92,726)
  Unamortized Value of Restricted Stock
    Grants.................................      (4,765)          ---             ---             ---           ---        (4,765)
                                             ----------       -------       ---------       ---------     ---------    ----------
       Total Stockholders' Equity..........   1,074,581           ---             ---             ---           ---     1,074,581
                                             ----------       -------       ---------       ---------     ---------    ----------
         Total Liabilities and Stockholders'
           Equity..........................  $2,563,256       $   381       $   2,874       $     ---     $ (24,497)   $2,542,014
                                             ==========       =======       =========       =========     =========    ==========

     The accompanying notes are an integral part of the pro forma financial statement.

                       FIRST INDUSTRIAL REALTY TRUST, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
             (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                                         1998            1998            1998
                                                  First Industrial    Acquisition     Acquisition     Acquisition
                                                      Realty               A               I               B
                                                    Trust, Inc.        Properties     Properties       Properties      Subtotal
                                                    (Historical)      (Historical)   (Historical)     (Historical)      Carry
                                                     Note 3 (a)        Note 3 (b)     Note 3 (c)       Note 3 (d)      forward
                                                  ----------------    -----------    ------------     -----------     ---------
REVENUES:
  Rental Income ..................................    $ 206,583        $   1,259      $   7,169         $   2,075     $ 217,086
  Tenant Recoveries and Other Income .............       49,275              594          1,277               485        51,631
                                                      ---------        ---------      ---------         ---------     ---------
     Total Revenues ..............................      255,858            1,853          8,446             2,560       268,717
                                                      ---------        ---------      ---------         ---------     ---------
EXPENSES:
  Real Estate Taxes ..............................       40,528              562          1,139               397        42,626
  Repairs and Maintenance ........................       11,115               43            622               132        11,912
  Property Management ............................       10,006               30            305                85        10,426
  Utilities ......................................        7,084                3            173                24         7,284
  Insurance ......................................          693               16             64                29           802
  Other ..........................................        4,280                4             68                13         4,365
  General and Administrative .....................        9,824             --             --                --           9,824
  Interest .......................................       51,593             --             --                --          51,593
  Amortization of Interest Rate Protection
   Agreements and Deferred Financing Costs........          659             --             --                --             659
   Depreciation and Other Amortization............       46,969             --             --                --          46,969
                                                      ---------        ---------      ---------         ---------     ---------
     Total Expenses ..............................      182,751              658          2,371               680       186,460
                                                      ---------        ---------      ---------         ---------     ---------
Income from Operations Before Loss in Equity
  of Joint Venture and Income Allocated to
  Minority Interest ..............................       73,107            1,195          6,075             1,880        82,257
Loss in Equity of Joint Venture ..................         --               --             --                --            --
Income Allocated to Minority Interest ............       (7,656)            --             --                --          (7,656)
                                                      ---------        ---------      ---------         ---------     ---------
Income from Operations ...........................       65,451            1,195          6,075             1,880        74,601
Gain on Sales of Properties, Net .................        3,069             --             --                --           3,069
                                                      ---------        ---------      ---------         ---------     ---------
Income Before Cumulative Effect of Change in
  Accounting Principle ...........................       68,520            1,195          6,075             1,880        77,670
Less: Preferred Stock Dividends ..................      (22,399)            --             --                --         (22,399)
                                                      ---------        ---------      ---------         ---------     ---------
Income Before Cumulative Effect of Change in
  Accounting Principle Available to Common
  Stockholders ...................................    $  46,121        $   1,195      $   6,075         $   1,880     $  55,271
                                                      =========        =========      =========         =========     =========
Income Before Cumulative Effect of Change in
   Accounting Principle Available to Common
   Stockholders Per Weighted Average
   Common Share Outstanding:
   Basic (37,281,809 for September 30, 1998) .....    $    1.24
                                                      =========
   Diluted (37,517,075 for September 30, 1998) ...    $    1.23
                                                      =========
Pro Forma Income Before Cumulative Effect of
   Change in Accounting Principle Available
   to Common Stockholders Per Weighted
   Average Common Share Outstanding:
   Basic (37,762,732 for September 30, 1998, pro
   forma) ........................................
   Diluted (37,997,998 for September 30, 1998,
   pro forma) ....................................



                   The accompanying notes are an integral part
                      of the pro forma financial statement.

                       FIRST INDUSTRIAL REALTY TRUST, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
             (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                      September
                                                                        1998             1998
                                                                     Acquisition     Joint Venture                      First
                                                                         II              Sale                         Industrial
                                                         Subtotal     Properties      Properties       Pro Forma     Realty Trust,
                                                          Carry      (Historical)    (Historical)      Adjustments       Inc.
                                                         Forward      Note 3 (e)      Note 3 (f)        Note 3 (g)     Pro Forma
                                                        ---------    -----------     -----------       ----------    -------------
REVENUES:
  Rental Income ..................................      $ 217,086    $   3,524        $  (1,282)        $    --        $ 219,328
  Tenant Recoveries and Other Income .............         51,631          305             (190)             --           51,746
                                                        ---------    ---------        ---------         ---------      ---------
     Total Revenues ..............................        268,717        3,829           (1,472)             --          271,074
                                                        ---------    ---------        ---------         ---------      ---------
EXPENSES:
  Real Estate Taxes ..............................         42,626          420             (185)            --            42,861
  Repairs and Maintenance ........................         11,912          107              (35)            --            11,984
  Property Management ............................         10,426           67              (45)            --            10,448
  Utilities ......................................          7,284           44              (19)            --             7,309
  Insurance ......................................            802           42               (3)            --               841
  Other ..........................................          4,365           23            --                --             4,388
  General and Administrative .....................          9,824        --               --                --             9,824
  Interest .......................................         51,593        --               --               6,279          57,872
  Amortization of Interest Rate Protection
   Agreements and Deferred Financing Costs........            659        --               --                --               659
  Depreciation and Other  Amortization ...........         46,969        --               --               2,697          49,666
                                                        ---------    ---------        ---------        ---------       ---------
      Total Expenses .............................        186,460          703             (287)           8,976         195,852
                                                        ---------    ---------        ---------        ---------       ---------
Income from Operations Before Loss in Equity
  of Joint Venture and Income Allocated to
  Minority Interest ..............................         82,257        3,126           (1,185)          (8,976)         75,222
Loss in Equity of Joint Venture ..................           --           --               --                (24)            (24)
Income Allocated to Minority Interest ............         (7,656)        --               --             (1,000)         (8,656)
                                                        ---------    ---------        ---------         ---------      ---------
Income from Operations ...........................         74,601        3,126           (1,185)         (10,000)         66,542
Gain on Sales of Properties, Net .................          3,069         --               --                --            3,069
                                                        ---------    ---------        ---------         ---------      ---------
Income Before Cumulative Effect of Change in
  Accounting Principle ...........................         77,670        3,126           (1,185)         (10,000)         69,611
Less: Preferred Stock Dividends ..................        (22,399)        --               --             (2,236)        (24,635)
                                                        ---------    ---------        ---------         ---------      ---------
Income Before Cumulative Effect of Change in
  Accounting Principle Available to Common
  Stockholders ...................................      $  55,271    $   3,126        $  (1,185)        $(12,236)      $  44,976
                                                        =========    =========        =========         =========      =========
Income Before Cumulative Effect of Change in
   Accounting Principle Available to Common
   Stockholders Per Weighted Average
   Common Share Outstanding:
   Basic (37,281,809 for September 30, 1998) .....
   Diluted (37,517,075 for September 30, 1998) ...
Pro Forma Income Before Cumulative Effect of
   Change in Accounting Principle Available
   to Common Stockholders Per Weighted
   Average Common Share Outstanding:
   Basic (37,762,732 for September 30, 1998,
   pro forma) ....................................                                                                     $    1.19
                                                                                                                       =========
   Diluted (37,997,998 for September 30, 1998,
   pro forma) ....................................                                                                     $    1.18
                                                                                                                       =========


                  The accompanying notes are an integral part
                      of the pro forma financial statement.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.   BASIS OF PRESENTATION.

     First Industrial Realty Trust, Inc. (together with its Subsidiaries, the "Company") was organized in the state of Maryland on August 10, 1993. The Company is a real estate investment trust ("REIT") as defined in the Internal Revenue Code.

     Since the filing of the Company's Form 8-K dated April 6, 1998, as amended by the report on Form 8-K/A No. 1 filed on June 16, 1998, the Company acquired 72 industrial properties from unrelated parties and two industrial properties from related parties during the period April 17, 1998 through November 6, 1998. The combined purchase price of the 74 industrial properties acquired totaled approximately $109.2 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties. The 74 industrial properties acquired were funded with either or a combination of working capital, the issuance of limited partnership units in First Industrial, L.P. (the "Units"), the assumption of secured debt, borrowings under the Company's $300 million unsecured revolving credit facility (the "1997 Unsecured Acquisition Facility") and the issuance of other unsecured debt. The Company will operate the facilities as industrial rental property.

     On September 28, 1998, the Company, through a limited liability company in which First Industrial, L.P. (the "Operating Partnership") is the sole member, entered into a joint venture arrangement (the "September 1998 Joint Venture") with an institutional investor to invest in industrial properties. The Company, through two limited liability companies in which the Operating Partnership is the sole member, will own a 10% equity interest in the September 1998 Joint Venture and will provide property and asset management services to the September 1998 Joint Venture. The September 1998 Joint Venture acquired 104 industrial properties from unrelated parties and seven industrial properties (the "September 1998 Joint Venture Sale Properties") from the Operating Partnership during the period October 9, 1998 through November 6, 1998. The combined purchase price of the 111 industrial properties acquired totaled approximately $171.0 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties. The 111 industrial properties acquired by the September 1998 Joint Venture were funded with cash capital contributions made by the partners of the September 1998 Joint Venture and the assumption and issuance of secured debt. The September 1998 Joint Venture will operate these facilities as industrial rental property.

     The accompanying unaudited pro forma balance sheet and unaudited pro forma statement of operations for the Company reflect the historical financial position of the Company as of September 30, 1998, the historical operations of the Company for the period January 1, 1998 through September 30, 1998, adjusted by the acquisition of 34 properties (the "1998 Acquisition A Properties") and 127 properties (the "1998 Acquisition I Properties") during the period January 1, 1998 through April 16, 1998 which are reported on Form 8-K/A No. 1 dated April 6, 1998, and the acquisition of 22 properties (the "1998 Acquisition B Properties") and 48 properties (the "1998 Acquisition II Properties") acquired and the sale of the September 1998 Joint Venture Sale Properties during the period April 17, 1998 through November 6, 1998 reported on this Form 8-K/A No. 1 dated November 6, 1998 and the Company's 10% equity interest in the September 1998 Joint Venture.

     The accompanying unaudited pro forma balance sheet as of September 30, 1998 has been prepared as if the properties acquired and sold subsequent to September 30, 1998 had been acquired or sold, respectively, on September 30, 1998, the Company's 10% equity interest in the September 1998 Joint Venture acquired after September 30, 1998 had been acquired on September 30, 1998 and the assumption of $1.3 million of secured debt had occurred on September 30, 1998.

     The accompanying unaudited pro forma statement of operations for the nine months ended September 30, 1998 has been prepared as if the properties acquired subsequent to December 31, 1997 had been acquired on either January 1, 1997 or the lease commencement date if the property was developed, the sale of the September 1998 Joint Venture Sale Properties had been sold on January 1, 1997 and as if the Company's 10% equity interest in the September 1998 Joint Venture had been acquired on January 1, 1997. In addition, the unaudited pro forma statement of operations is prepared as if the assumption of $8.7 million of secured debt, the issuance on March 31, 1998 of $100 million of unsecured debt bearing interest at 6.50% which matures on April 5, 2011 (the "2011 Drs."),

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

the issuance on July 14, 1998 of $200 million of unsecured debt bearing interest at 7.60% which matures on July 15, 2028 (the "2028 Notes"), the issuance on February 4, 1998 of 50,000 shares of 7.95%, $.01 par value, Series D Cumulative Preferred Stock (the "Series D Preferred Stock Offering"), the issuance on March 18, 1998 of 30,000 shares of 7.90%, $.01 par value, Series E Cumulative Preferred Stock (the "Series E Preferred Stock Offering") and the issuance on April 23, 1998 of 1,112,644 shares of $.01 par value common stock (the "April 1998 Equity Offering") had been completed on January 1, 1997.

     The unaudited pro forma balance sheet is not necessarily indicative of what the Company's financial position would have been as of September 30, 1998 had the transactions been consummated as described above, nor does it purport to present the future financial position of the Company. The unaudited pro forma statement of operations is not necessarily indicative of what the Company's results of operations would have been for the nine months ended September 30, 1998 had the transactions been consummated as described above, nor does it purport to present the future results of operations of the Company.


2.   BALANCE SHEET PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - SEPTEMBER 30, 1998

 (a) The historical balance sheet reflects the financial position of the Company as of September 30, 1998 as reported in the Company's Form 10-Q for the quarter ended September 30, 1998.

 (b) Represents the 1998 Acquisition B Properties and a property that was owner occupied prior to the date of purchase that were acquired subsequent to September 30, 1998 (the "1998 Acquisition B(1) Properties") as if the acquisitions had occurred on September 30, 1998. The 1998 Acquisition B(1) Properties were acquired for approximately $4.3 million in the aggregate which was funded with $3.8 million in cash and the issuance of 15,354 Units valued at $.5 million.

 (c) Represents the 1998 Acquisition II Properties that were acquired subsequent to September 30, 1998 (the "1998 Acquisition II(1) Properties") as if the acquisitions had occurred on September 30, 1998. The 1998 Acquisition II(1) Properties were acquired for approximately $10.5 million in the aggregate which was funded with $7.7 million in cash, the assumption of $1.3 million of secured debt and the issuance of 60,000 Units valued at $1.5 million.

 (d) Represents the September 1998 Joint Venture Sale Properties sold by the Company to the September 1998 Joint Venture subsequent to September 30, 1998 as if the sales had occurred on September 30, 1998. The sale of the September 1998 Joint Venture Sale Properties resulted in sales proceeds of approximately $33.9 million, approximately the Company's book value of such assets.

 (e) Represents the adjustments needed to present the pro forma balance sheet as of September 30, 1998 as if borrowings and repayments subsequent to September 30, 1998 under the 1997 Unsecured Acquisition Facility, due to the acquisitions and sales disclosed above, had occurred on September 30, 1998 and as if the Company's 10% equity interest in the September 1998 Joint Venture of approximately $3.4 million had been acquired on September 30, 1998.

3. STATEMENT OF OPERATIONS PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - SEPTEMBER 30, 1998

 (a) The historical operations reflect the operations of the Company for the period January 1, 1998 through September 30, 1998 as reported in the Company's Form 10-Q for the quarter ended September 30, 1998.

 (b) The historical operations reflect the operations of the 1998 Acquisition A Properties for the period January 1, 1998 through their respective acquisition dates.

 (c) The historical operations reflect the operations of the 1998 Acquisition I Properties for the period January 1, 1998 through their respective acquisition dates.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

 (d) The historical operations reflect the operations of the 1998 Acquisition B Properties for the period January 1, 1998 through the earlier of September 30, 1998 or their respective acquisition dates.

 (e) The historical operations reflect the operations of the 1998 Acquisition II Properties for the period January 1, 1998 through the earlier of September 30, 1998 or their respective acquisition dates.

 (f) The historical operations reflect the operations of five of the September 1998 Joint Venture Sale Properties for the period May 22, 1998 through September 30, 1998, one of the September 1998 Joint Venture Sale Properties for the period June 11, 1998 through September 30, 1998 and one of the September 1998 Joint Venture Sale Properties for the period July 25, 1998 through September 30, 1998.

 (g) In conjunction with the acquisition of the 1998 Acquisition I Properties, the Company assumed a $2.5 million mortgage loan (the "Acquisition Mortgage Loan IV"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan IV for the pro forma period as if such indebtedness was outstanding beginning January 1, 1997.

     In conjunction with the acquisition of the 1998 Acquisition B Properties, the Company assumed a $2.6 million mortgage loan (the "Acquisition Mortgage Loan V"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan V for the pro forma period as if such indebtedness was outstanding beginning January 1, 1997.

     In conjunction with the acquisition of the 1998 Acquisition II Properties, the Company assumed a $1.0 million mortgage loan (the "Acquisition Mortgage Loan VI"), a $1.3 million mortgage loan (the "Acquisition Mortgage Loan VII") and a $1.3 million mortgage loan (the "Acquisition Mortgage Loan VIII"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan VI, the Acquisition Mortgage Loan VII and the Acquisition Mortgage Loan VIII for the pro forma period as if such indebtedness was outstanding beginning January 1, 1997.

     The interest expense adjustment reflects an increase in the acquisition facility borrowings at the 30-day London Interbank Offered Rate ("LIBOR") plus .8% for borrowings under the Company's 1997 Unsecured Acquisition Facility for the assumed earlier purchase of the 1998 Acquisition A Properties, the 1998 Acquisition I Properties, the 1998 Acquisition B Properties and the 1998 Acquisition II Properties offset by the interest savings related to the assumed repayment of $560.2 million of acquisition facility borrowings on January 1, 1997 from the proceeds of the issuance of the 2011 Drs., the 2028 Notes, the Series D Preferred Stock Offering, Series E Preferred Stock Offering, the April 1998 Equity Offering and the proceeds from the sale of the September 1998 Joint Venture Sale Properties as if such properties were sold on January 1, 1997 and also reflects an increase in interest expense due to the issuance of the 2011 Drs. and the 2028 Notes as if such unsecured debt was outstanding as of January 1, 1997.

                                                        (Dollars in thousands)


            Interest expense related to the Acquisition
              Mortgage Loan IV, the Acquisition Mortgage
              Loan V, the Acquisition Mortgage Loan VI, the
              Acquisition Mortgage Loan VII and the Acquisition
              Mortgage Loan VIII as if such indebtedness was
              outstanding as of January 1, 1997.........              $     422
            Interest expense related to the assumed earlier
              borrowings under the 1997 Unsecured Acquisition
              Facility....................................               11,360
            Interest  expense  related  to  the  issuance of
              the 2011 Drs. and the 2028 Notes as if such debt
              was outstanding as of January 1, 1997............           9,723
            Interest savings due to the assumed repayment of
              $560.2 million of acquisition facility borrowings
              on January 1, 1997 from the proceeds of the
              issuance of the 2011 Drs., the 2028 Notes, the
              Series D Preferred Stock Offering, the Series E
              Preferred Stock Offering, the April 1998
              Equity Offering and the proceeds form the Sale of
              the September 1998 Joint Venture Sale Properties....      (15,226)
                                                                      ----------
                       Net Pro Forma Interest Adjustment..........    $   6,279
                                                                      ==========

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

     The depreciation and amortization adjustments reflect the charges for the 1998 Acquisition A Properties, the 1998 Acquisition I Properties, the 1998 Acquisition B Properties and the 1998 Acquisition II Properties from January 1, 1998 through the earlier of their respective acquisition date or September 30, 1998 as if such properties were acquired on January 1, 1997.

     The pro forma loss in equity of joint venture adjustment (presented below) reflects the Company's 10% equity interest in the operations of 111 properties acquired by the September 1998 Joint Venture during the period October 9, 1998 through November 6, 1998 as if such acquisitions and their respective operations had commenced on January 1, 1997.


                                                September 1998
                                                 Joint Venture
                                                 (Dollars in
                                                  thousands)
                                               -----------------

               Total Revenues............      $       14,203
               Total Expenses............      $      (14,447)
                                               -----------------
               Net Loss..................      $         (244)
                                               =================
               Pro Forma Loss in Equity
               of Joint Venture..........      $          (24)
                                               =================

     Income allocated to minority interest reflects income attributable to Units owned by unitholders other than the Company. The minority interest adjustment reflects a 16.2% minority interest for the nine months ended September 30, 1998. This adjustment reflects the income to unitholders for Units issued in connection with certain property acquisitions as if such Units had been issued on January 1, 1997 and to reflect the completion of the April 1998 Equity Offering as of January 1, 1997.

     The preferred stock dividend adjustment reflects preferred dividends attributable to the preferred stock issued in conjunction with the Series D Preferred Stock Offering and the Series E Preferred Stock Offering as if such preferred stock was outstanding as of January 1, 1997.

                       FIRST INDUSTRIAL REALTY TRUST, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
             (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)



                                                                      1997          1997         1998           1998
                                               First Industrial    Acquisition  Acquisition   Acquisition   Acquisition
                                                    Realty              A             I            A             I
                                                 Trust, Inc.       Properties    Properties    Properties   Properties     Subtotal
                                                 (Historical)     (Historical)  (Historical)  (Historical)  (Historical)    Carry
                                                  Note 2 (a)       Note 2 (b)    Note 2 (c)     Note 2 (d)   Note 2 (e)    Forward
                                               ----------------   ------------  ------------  ------------  -----------    -------
REVENUES:
  Rental Income .............................     $ 164,389       $   7,850     $  51,228      $   6,906     $  24,862    $ 255,235
  Tenant Recoveries and Other Income.........        46,028           2,030         9,093          2,927         4,136       64,214
  Interest Income- Defeasance ...............        12,786            --            --             --            --         12,786
                                                  ---------       ---------     ---------      ---------     ---------    ---------
     Total Revenues..........................       223,203           9,880        60,321          9,833        28,998      332,235
                                                  ---------       ---------     ---------      ---------     ---------    ---------
EXPENSES:
  Real Estate Taxes .........................        34,653           2,140         7,746          2,887         3,963       51,389
  Repairs and Maintenance ...................         8,278             362         4,958            352         2,152       16,102
  Property Management .......................         7,850             283         2,149            200           861       11,343
  Utilities .................................         5,801             105         1,777             95           531        8,309
  Insurance .................................           568              91           615             64           252        1,590
  Other .....................................         2,612               4           243             26            97        2,982
  General and Administrative ................         6,248            --            --             --            --          6,248
  Interest ..................................        49,859            --            --             --            --         49,859
  Amortization of Interest Rate
   Protection Agreements and
   Deferred Financing Costs  ................         2,812            --            --             --            --          2,812
  Depreciation and Other Amortization........        39,573            --            --             --            --         39,573
                                                  ---------       ---------     ---------      ---------     ---------    ---------
     Total Expenses..........................       158,254           2,985        17,488          3,624         7,856      190,207
                                                  ---------       ---------     ---------      ---------     ---------    ---------
Income from Operations Before Loss in
  Equity of Joint Venture, Income
  Allocated to Minority Interest and
  Disposition of Interest Rate Protection
  Agreement .................................        64,949           6,895        42,833          6,209        21,142      142,028
Loss in Equity of Joint Venture .............          --              --            --             --            --           --
Income Allocated to Minority Interest .......        (5,312)           --            --             --            --         (5,312)
Disposition of Interest Rate Protection
  Agreement..................................         1,430            --            --             --            --          1,430
                                                  ---------       ---------     ---------      ---------     ---------    ---------
Income From Operations..., ..................        61,067           6,895        42,833          6,209        21,142      138,146
Gain on Sales of Properties, ................         5,003            --            --             --            --          5,003
                                                  ---------       ---------     ---------      ---------     ---------    ---------
Income Before Extraordinary Loss ............        66,070           6,895        42,833          6,209        21,142      143,149
Less: Preferred Stock Dividends .............       (11,856)           --            --             --            --        (11,856)
                                                  ---------       ---------     ---------      ---------     ---------    ---------
Income Before Extraordinary Loss
  Available to Common Stockholders...........     $  54,214       $   6,895     $  42,833      $   6,209     $  21,142    $ 131,293
                                                  =========       =========     =========      =========     =========    =========
Income Before Extraordinary Loss
   Available to Common Stockholders
   Per Weighted Average Common Share
   Outstanding:
   Basic (31,508,240 for December 31,
   1997).....................................     $    1.72
                                                  =========
   Diluted (31,813,926 for December 31,
   1997).....................................     $    1.70
                                                  =========
Pro Forma Income Before Extraordinary
   Loss Available to Common
   Stockholders Per Weighted Average
   Common Share Outstanding:
   Basic (37,317,486 for December 31,
   1997).....................................
   Diluted (37,552,752 for December 31,
   1997).....................................

                  The accompanying notes are an integral part
                     of the pro forma financial statement.

                       FIRST INDUSTRIAL REALTY TRUST, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
             (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                                  1998            1998
                                                               Acquisition     Acquisition
                                                                    B              II                         First Industrial
                                                Subtotal       Properties      Properties        Pro Forma         Realty
                                                 Carry        (Historical)    (Historical)      Adjustments      Trust, Inc.
                                                Forward        Note 2 (f)       Note 2 (g)       Note 2 (h)       Pro Forma
                                                --------       -----------    ------------      -----------   ----------------
REVENUES:
  Rental Income .............................   $ 255,235       $   3,622      $   5,782         $    --       $ 264,639
  Tenant Recoveries and Other Income.........      64,214             915            606              --          65,735
  Interest Income- Defeasance ...............      12,786            --             --                --          12,786
                                                ---------       ---------      ---------         ---------     ---------
     Total Revenues..........................     332,235           4,537          6,388              --         343,160
                                                ---------       ---------      ---------         ---------     ---------
EXPENSES:
  Real Estate Taxes .........................      51,389             706            682              --          52,777
  Repairs and Maintenance ...................      16,102             252            189              --          16,543
  Property Management .......................      11,343             149             83              --          11,575
  Utilities .................................       8,309              41             89              --           8,439
  Insurance .................................       1,590              55             51              --           1,696
  Other .....................................       2,982              22             30              --           3,034
  General and Administrative ................       6,248            --             --                --           6,248
  Interest ..................................      49,859            --             --              24,945        74,804
  Amortization of Interest Rate
   Protection Agreements and
   Deferred Financing Costs .................       2,812            --             --                --           2,812
  Depreciation and Other Amortization........      39,573            --             --              20,349        59,922
                                                ---------       ---------      ---------         ---------     ---------
     Total Expenses..........................     190,207           1,225          1,124            45,294       237,850
                                                ---------       ---------      ---------         ---------     ---------
Income from Operations Before Loss in
  Equity of Joint Venture, Income
  Allocated to Minority Interest and
  Disposition of Interest Rate Protection
  Agreement .................................     142,028           3,312          5,264           (45,294)      105,310
Loss in Equity of Joint Venture .............        --              --             --                (131)         (131)
Income Allocated to Minority Interest .......      (5,312)           --             --              (7,747)      (13,059)
Disposition of Interest Rate Protection
  Agreement..................................       1,430            --             --                --           1,430
                                                ---------       ---------      ---------         ---------     ---------
Income From Operations..., ..................     138,146           3,312          5,264           (53,172)       93,550
Gain on Sales of Properties, ................       5,003            --             --                --           5,003
                                                ---------       ---------      ---------         ---------     ---------
Income Before Extraordinary Loss ............     143,149           3,312          5,264           (53,172)       98,553
Less: Preferred Stock Dividends .............     (11,856)           --             --             (20,992)      (32,848)
                                                ---------       ---------      ---------         ---------     ---------
Income Before Extraordinary Loss
  Available to Common Stockholders...........   $ 131,293       $   3,312      $   5,264         $ (74,164)    $  65,705
                                                =========       =========      =========         =========     =========
Income Before Extraordinary Loss
    Available to Common Stockholders
    Per Weighted Average Common Share
    Outstanding:
    Basic (31,508,240 for December 31,
    1997) ...................................
    Diluted (31,813,926 for December 31,
    1997) ...................................
Pro Forma Income Before Extraordinary
    Loss Available to Common
    Stockholders Per Weighted Average
    Common Share Outstanding:
    Basic (37,317,486 for December 31,
    1997) ...................................                                                                  $    1.76
                                                                                                               =========
    Diluted (37,552,752 for December 31,
    1997) ...................................                                                                  $    1.75
                                                                                                               =========


                   The accompanying notes are an integral part
                      of the pro forma financial statement.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.   BASIS OF PRESENTATION.

     First Industrial Realty Trust, Inc. (together with its Subsidiaries, the "Company") was organized in the state of Maryland on August 10, 1993. The Company is a real estate investment trust ("REIT") as defined in the Internal Revenue Code.

     Since the filing of the Company's Form 8-K dated April 6, 1998, as amended by the report on Form 8-K/A No. 1 filed on June 16, 1998, the Company acquired 72 industrial properties from unrelated parties and two industrial properties from related parties during the period April 17, 1998 through November 6, 1998. The combined purchase price of the 74 industrial properties acquired totaled approximately $109.2 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties. The 74 industrial properties acquired were funded with either or a combination of working capital, the issuance of limited partnership units in First Industrial, L.P. (the "Units"), the assumption of secured debt, borrowings under the Company's $300 million unsecured revolving credit facility (the "1997 Unsecured Acquisition Facility") and the issuance of other unsecured debt. The Company will operate the facilities as industrial rental property.

     On September 28, 1998, the Company, through a limited liability company in which First Industrial, L.P. (the "Operating Partnership") is the sole member, entered into a joint venture arrangement (the "September 1998 Joint Venture") with an institutional investor to invest in industrial properties. The Company, through two limited liability companies in which the Operating Partnership is the sole member, will own a 10% equity interest in the September 1998 Joint Venture and will provide property and asset management services to the September 1998 Joint Venture. The September 1998 Joint Venture acquired 104 industrial properties from unrelated parties and seven industrial properties (the "September 1998 Joint Venture Sale Properties") from the Operating Partnership during the period October 9, 1998 through November 6, 1998. The combined purchase price of the 111 industrial properties acquired totaled approximately $171.0 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties. The 111 industrial properties acquired by the September 1998 Joint Venture were funded with cash capital contributions made by the partners of the September 1998 Joint Venture and the assumption and issuance of secured debt. The September 1998 Joint Venture will operate these facilities as industrial rental property.

     The accompanying unaudited pro forma statement of operations for the Company reflects the historical operations of the Company for the period January 1, 1997 through December 31, 1997 adjusted by the acquisition of one property on January 9, 1997 (the "1997 Acquisition Property") reported on Form 8-K/A No. 1 dated February 12, 1997, the acquisition of 11 properties during the period February 1, 1997 through July 14, 1997 (the "Other 1997 Acquisition Properties") reported on Form 8-K/A No. 2 dated June 30, 1997, the acquisition of 25 properties during the period July 15, 1997 through October 31, 1997 (the "1997 Acquisition II Properties") reported on Form 8-K dated October 30, 1997, the acquisition of four properties during the period November 1, 1997 through December 31, 1997 (the "1997 Acquisition IV Properties") reported on Form 8-K/A No. 2 dated December 11, 1997 (collectively, the "1997 Acquisition A Properties"), the acquisition of 39 properties on January 31, 1997 (the "Lazarus Burman Properties") reported on Form 8-K/A No. 1 dated February 12, 1997, the acquisition of 15 properties (the "Punia Phase I Properties") on June 30, 1997 and 33 properties through December 5, 1997 (the "Punia Phase II Properties" and, together with the Punia Phase I Properties, the "Punia Acquisition Properties") which are reported on Form 8-K/A No.1 dated June 30, 1997, the acquisition of two properties during the period February 1, 1997 through July 14, 1997 (the "1997 Acquisition I Properties") reported on Form 8-K/A No. 2 dated June 30, 1997, the acquisition of 93 properties on October 30, 1997, two properties on December 4, 1997 and 10 properties on January 30, 1998 (together, the "Pacifica Acquisition Properties"), the acquisition of 64 properties on December 9, 1997 (the "Sealy Acquisition Properties") and seven properties on October 17, 1997 (the "1997 Acquisition III Properties") which are reported on Form 8-K dated October 30, 1997, the acquisition of 28 properties and one property scheduled to be acquired by March 31, 1998 which closed on July 16, 1998 (the "1997 Acquisition V Properties"), 36 properties (the "1997 Acquisition VI Properties") and eight properties (the "1997 Acquisition VII Properties") during the period November 1, 1997 through December 31, 1997 which are reported on Form 8-K/A No. 1 dated December 11, 1997, the acquisition of three properties during the period November 1, 1997 through December 31, 1997 (the "1997 Acquisition VIII Properties") reported on Form 8-K/A

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

No. 2 dated December 11, 1997 (collectively, the "1997 Acquisition I Properties"), the acquisition of 34 properties (the "1998 Acquisition A Properties") and 127 properties (the "1998 Acquisition I Properties") during the period January 1, 1998 through April 16, 1998 reported on Form 8-K/A No.1 dated April 6, 1998 and the acquisition of 22 properties (the "1998 Acquisition B Properties") and 48 properties (the "1998 Acquisition II Properties") during the period April 17, 1998 through November 6, 1998 reported on this Form 8-K/A No. 1 dated November 6, 1998 and the Company's 10% equity interest in the September 1998 Joint Venture.

     The accompanying unaudited pro forma statement of operations for the year ended December 31, 1997 has been prepared as if the properties acquired subsequent to December 31, 1996 had been acquired on either January 1, 1997 or the lease commencement date if the property was developed and as if the Company's 10% equity interest in the September 1998 Joint Venture had been acquired on January 1, 1997. In addition, the unaudited pro forma statement of operations is prepared as if the assumption of $29.0 million of secured debt, the issuance on May 13, 1997 of $150.0 million of unsecured debt bearing interest at 7.60% which matures on May 15, 2007 (the "2007 Notes"), the issuance on May 13, 1997 of $100.0 million of unsecured debt bearing interest at 7.15% which matures on May 15, 2027 (the "2027 Notes"), the issuance on May 22, 1997 of $100.0 million of unsecured debt bearing interest at 7.375% which matures on May 15, 2011 (the "2011 Notes"), the issuance on November 20, 1997 of $50.0 million of unsecured debt bearing interest at 6.90% which matures on November 21, 2005 (the "2005 Notes"), the issuance on December 8, 1997 of $150.0 million of unsecured debt bearing interest at 7.00% which matures December 1, 2006 (the "2006 Notes"), the issuance on December 8, 1997 of $100.0 million of unsecured debt bearing interest at 7.50% which matures on December 1, 2017 (the "2017 Notes"), the issuance on March 31, 1998 of $100 million of unsecured debt bearing interest at 6.50% which matures on April 5, 2011 (the "2011 Drs."), the issuance on July 14, 1998 of $200 million of unsecured debt bearing interest at 7.60% which matures on July 15, 2028 (the "2028 Notes"), the issuance on May 14, 1997 of 40,000 shares of 8.75%, $.01 par value, Series B Cumulative Preferred Stock (the "Series B Preferred Stock Offering"), the issuance on June 6, 1997 of 20,000 shares of 8.63%, $.01 par value, Series C Cumulative Preferred Stock (the "Series C Preferred Stock Offering"), the issuance on February 4, 1998 of 50,000 shares of 7.95%, $.01 par value, Series D Cumulative Preferred Stock (the "Series D Preferred Stock Offering"), the issuance on March 18, 1998 of 30,000 shares of 7.90%, $.01 par value, Series E Cumulative Preferred Stock (the "Series E Preferred Stock Offering"), the issuance on September 16, 1997 of 637,440 shares of $.01 par value common stock (the "September 1997 Equity Offering"), the issuance on October 15, 1997 of 5,400,000 shares of $.01 par value common stock (the "October 1997 Equity Offering") and the issuance on April 23, 1998 of 1,112,644 shares of $.01 par value common stock (the "April 1998 Equity Offering") had been completed on January 1, 1997.

     The unaudited pro forma statement of operations is not necessarily indicative of what the Company's results of operations would have been for the year ended December 31, 1997 had the transactions been consummated as described above, nor does it purport to present the future results of operations of the Company.


2. STATEMENT OF OPERATIONS PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - DECEMBER 31, 1997

 (a) The historical operations reflect income from continuing operations of the Company for the period January 1, 1997 through December 31, 1997 as reported on the Company's Form 10-K dated March 24, 1998.

 (b) The historical operations reflect the operations of the 1997 Acquisition A Properties for the period January 1, 1997 through their respective acquisition dates.

 (c) The historical operations reflect the operations of the 1997 Acquisition I Properties for the period January 1, 1997 through their respective acquisition dates.

 (d) The historical operations reflect the operations of the 1998 Acquisition A Properties for the period January 1, 1997 through December 31, 1997.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

 (e) The historical operations reflect the operations of the 1998 Acquisition I Properties for the period January 1, 1997 through December 31, 1997.

 (f) The historical operations reflect the operations of the 1998 Acquisition B Properties for the period January 1, 1997 through December 31, 1997.

 (g) The historical operations reflect the operations of the 1998 Acquisition II Properties for the period January 1, 1997 through December 31, 1997.

 (h) In conjunction with the acquisition of the 1997 Acquisition I Properties, the Company assumed a $3.8 million mortgage loan (the "LB Mortgage Loan I") and a $.7 million mortgage loan (the "LB Mortgage Loan II"). The interest expense adjustment reflects interest on the LB Mortgage Loan I and the LB Mortgage Loan II for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1997.

     In conjunction with the acquisition of the 1997 Acquisition A Properties, the Company assumed a $4.2 million mortgage loan (the "Acquisition Mortgage Loan I") and a $3.6 million mortgage loan (the "Acquisition Mortgage Loan III"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan I and the Acquisition Mortgage Loan III for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1997.

     In conjunction with the acquisition of the 1997 Acquisition I Properties, the Company assumed an $8.0 million mortgage loan (the "Acquisition Mortgage Loan II"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan II for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1997.

     In conjunction with the acquisition of the 1998 Acquisition I Properties, the Company assumed a $2.5 million mortgage loan (the "Acquisition Mortgage Loan IV"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan IV for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1997.

     In conjunction with the acquisition of the 1998 Acquisition B Properties, the Company assumed a $2.6 million mortgage loan (the "Acquisition Mortgage Loan V"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan V for the pro forma period as if such indebtedness was outstanding beginning January 1, 1997.

     In conjunction with the acquisition of the 1998 Acquisition II Properties, the Company assumed a $1.0 million mortgage loan (the "Acquisition Mortgage Loan VI"), a $1.3 million mortgage loan (the "Acquisition Mortgage Loan VII") and a $1.3 million mortgage loan (the "Acquisition Mortgage Loan VIII"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan VI, the Acquisition Mortgage Loan VII and the Acquisition Mortgage Loan VIII for the pro forma period as if such indebtedness was outstanding beginning January 1, 1997.

     The interest expense adjustment reflects an increase in the acquisition facility borrowings at LIBOR plus 1% for borrowings under the Company's $200 million unsecured revolving acquisition facility (the "1996 Unsecured Acquisition Facility") or LIBOR plus .8% for borrowings under the Company's 1997 Unsecured Acquisition Facility for the assumed purchase of the 1997 Acquisition A Properties, the 1997 Acquisition I Properties, the 1998 Acquisition A Properties, the 1998 Acquisition I Properties, the 1998 Acquisition B Properties and the 1998 Acquisition II Properties offset by the interest savings related to the assumed repayment of $1.5 billion of acquisition facility borrowings on January 1, 1997 from the proceeds of the issuance of the 2007 Notes, the 2027 Notes, the 2011 Notes, the 2005 Notes, the 2006 Notes, the 2017 Notes, the 2011 Drs., the 2028 Notes, the Series B Preferred Stock Offering, the Series C Preferred Stock Offering, the Series D Preferred Stock Offering, the Series E Preferred Stock Offering, the September 1997 Equity Offering, the October 1997 Equity Offering and the April

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

     1998 Equity Offering and also reflects an increase in interest expense due to the issuance of the 2007 Notes, the 2027 Notes, the 2011 Notes, the 2005 Notes, the 2006 Notes, the 2017 Notes, the 2011 Drs. and the 2028 Notes as if such unsecured debt was outstanding as of January 1, 1997.

                                                        (Dollars in Thousands)


          Interest expense related to the LB
            Mortgage Loan I, the LB Mortgage Loan
            II, the Acquisition Mortgage Loan I, The
            Acquisition Mortgage Loan II, the
            Acquisition Mortgage Loan III, the
            Acquisition Mortgage Loan IV, the
            Acquisition Mortgage Loan V, the
            Acquisition Mortgage Loan VI, the
            Acquisition Mortgage Loan VII
            and the Acquisition Mortgage Loan
            VIII as if such indebtedness was outstanding
            as of January 1, 1997..............                     $     2,002
          Interest expense related to the assumed
            earlier borrowings under the 1996
            Unsecured Acquisition Facility and 1997 Unsecured
            Acquisition Facility...............                          56,226
          Interest  expense  related  to  the
            issuance of the 2007 Notes, the 2027 Notes,
            the 2011 Notes, the 2005 Notes, the 2006 Notes,
            the 2017 Notes, the 2011 Drs. and the 2028
            Notes as if such debt was outstanding as of
            January 1, 1997...............................               51,257
          Interest savings due to the assumed repayment
            of $1.5 billion of acquisition facility
            borrowings on January 1, 1997 from the proceeds
            of the issuance of the 2007 Notes, the 2027 Notes,
            the 2011 Notes, the 2005 Notes, the 2006 Notes,
            the 2017 Notes, the 2011 Drs., the 2028 Notes,
            the Series B Preferred Stock Offering, the Series
            C Preferred Stock Offering, the Series D Preferred
            Stock Offering, the Series E Preferred Stock Offering,
            the September 1997 Equity Offering, the October 1997
            Equity Offering, the April 1998 Equity Offering and
            the proceeds from the sale of the September 1998
            Joint Venture Sale Properties........................       (84,540)
                                                                    ------------
                    Net Pro Forma Interest Adjustment............   $    24,945
                                                                    ============

     The depreciation and amortization adjustment reflects the charges for the 1997 Acquisition A Properties, the 1997 Acquisition I Properties, the 1998 Acquisition A Properties, the 1998 Acquisition I Properties, the 1998 Acquisition B Properties and the 1998 Acquisition II Properties from January 1, 1997 through the earlier of their respective acquisition date or December 31, 1997 as if such properties were acquired on January 1, 1997.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

     The pro forma loss in equity of joint venture adjustment (presented below) reflects the Operating Partnership's 10% equity interest in the operations of 111 properties acquired by the September 1998 Joint Venture during the period October 9, 1998 through November 6, 1998 as if such acquisitions and their respective operations had commenced on January 1, 1997.


                                                       September 1998
                                                       Joint Venture
                                                        (Dollars in
                                                         thousands)
                                                      ----------------

                 Total Revenues............           $       17,965
                 Total Expenses............           $      (19,276)
                                                      ----------------
                 Net Loss..................           $       (1,311)
                                                      ================
                 Pro Forma Loss in Equity
                 of Joint Venture..........           $         (131)
                                                      ================

     Income allocated to minority interest reflects income attributable to Units owned by unitholders other than the Company. The minority interest adjustment reflects a 16.7% minority interest for the year ended December 31, 1997. This adjustment reflects the income to unitholders for Units issued in connection with certain property acquisitions as if such Units had been issued on January 1, 1997 and to reflect the completion of the September 1997 Equity Offering, the October 1997 Equity Offering and the April 1998 Equity Offering as of January 1, 1997.

     The preferred stock dividend adjustment reflects preferred dividends attributable to the preferred stock issued in conjunction with the Series B Preferred Stock Offering, the Series C Preferred Stock Offering, the Series D Preferred Stock Offering and the Series E Preferred Stock Offering as if such preferred stock was outstanding as of January 1, 1997.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             FIRST INDUSTRIAL REALTY TRUST, INC.



January 11, 1999             By:    /s/  Michael J. Havala
                                    ---------------------------
                                    Michael J. Havala
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.       Description
-----------       ------------
  23              Consent of PricewaterhouseCoopers LLP,
                  Independent Accountants